Summary Prospectus | May 1, 2017
Emerging Markets Series
Class/Ticker: S/MNEMX I/MNIEX
This is the Summary Prospectus of the Emerging Market Series - Class S and Class I Shares, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at www.manning-napier.com/documents. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The Series’ prospectus and statement of additional information, both dated May 1, 2017, as each may be amended or supplemented, are incorporated into this Summary Prospectus.
Investment Goal
The Series’ investment objective is to provide long-term growth.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
Emerging Markets Series		CLASS I		CLASS S
Shareholder Fees (fees paid directly from your investment)		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.70%		0.70%
Distribution (12b-1) Fees		None		None
Other Expenses		0.30%		0.55%
Shareholder Services Fee	None		0.25%
Remainder of Other Expenses	0.30%		0.30%
Acquired Fund Fees and Expenses (AFFE)		0.03%		0.03%
Total Annual Fund Operating Expenses[1]		1.03%		1.28%
Less Fee Waiver and/or Expense Reimbursement[2]		(0.10)%		(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]		0.93%		1.18%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of the shareholder services fee, do not exceed 0.90% of each Class’s average daily net assets. This contractual waiver will continue until at least April 30, 2018 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual expense limitation for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class I	$95	$318	$559	$1,250
Class S	$120	$396	$693	$1,536
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 28% of the average value of its portfolio.

Emerging Markets Series
Principal Investment Strategies
The Series will normally invest at least 80% of its net assets in securities of emerging market companies. The Series considers a company to be an emerging market company if it meets one or more of the following criteria: (i) its principal securities trading market is in an emerging market country, or (ii) alone or on a consolidated based it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The Advisor will base determinations as to a company’s eligibility on publicly available information and inquiries made to the company.
There are no prescribed limits on the geographic distribution of the Series’ investments, and the Series may focus its investments in only a few countries.
The Series will invest primarily in common stocks and may also invest in American Depository Receipts (ADRs) and other U.S. dollar and non-U.S. dollar denominated equity securities. The Series may invest in stocks of small-, large-, or mid-size companies. The Series may also purchase shares of exchange-traded funds (ETFs), including to establish a diversified position in a particular market sector or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.
The Series may, but is not required to, undertake hedging activities and may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.
The Advisor primarily uses a “bottom-up” strategy, focusing on individual security selection to choose stocks from emerging market companies. The Advisor analyzes factors such as the management, financial condition, and market position of individual companies to select companies that it believes will make attractive long-term investments. In selecting individual securities, the Advisor uses fundamental analysis and looks for one or more of the following characteristics:
•	Strong strategic profiles (e.g., strong market position, benefits from technology, market share gains in a mature market and high barriers to entry).
•	Companies well-positioned to benefit from an anticipated upturn in an industry sub-sector due to sharply reduced competition and improving demand.
•	Companies trading at very low valuations relative to fundamental or break-up value.
The Advisor may also select securities for the portfolio using a “top down” strategy, which examines economic trends and industry-specific factors to identify investment opportunities, such as those being created by economic and political changes taking place around the world.
Principal Risks of Investing in the Series
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in stocks, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign stock markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. The Advisor’s attempt to manage the currency risk described above may not accurately predict movements in currency exchange rates, which could cause the Series to sustain losses.
Emerging markets risk — The Series may also have special risks due to its investments in emerging market countries. In addition to the risks discussed above relating to investments in foreign companies located in developed countries, the Series’ investments in emerging market countries are subject to the following risks:
•	Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.
•	Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.
•	It is sometimes difficult to obtain and enforce court judgments in emerging market countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.
•	There will tend to be an increased risk of price volatility associated with the Series’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Forward contracts risk — The Series is subject to the following risks due to its ability to invest in forward contracts:
•	Forwards, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment,

Emerging Markets Series
and changes in the value of a forward contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its forward contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
•	The Series’ use of forwards is also subject to the risk that the counterparty to the forward contract will default or otherwise become unable to honor its obligation to the Series.
Risks related to investment in relatively few countries — The Series does not have a limit on the amount that it may invest in any one country, and therefore it may be subject to a higher degree of risk than if the Series’ investments were more diversified among countries. As a result of investing in relatively few countries, the Series will be more susceptible to country-specific economic or market factors, social or political factors, legal, custody, accounting, legislative and regulatory changes, and currency fluctuations. To the extent the Series invests in relatively few countries, it may experience increased volatility as compared to a fund which is more diversified among countries.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each full calendar year since its inception. The total return table shows how the average annual total returns for the Class S shares and Class I shares of the Series for different periods compare to those of a broad-based securities index. The Series’ Class I shares commenced operations on December 18, 2013, and all performance below for the periods prior to that date reflect the performance and average annual total returns of the Series’ Class S shares. Because the Class I shares of the Series invest in the same portfolio of securities, returns for the Class I shares will be substantially similar to those of the Class S shares. Performance will be different only to the extent that the Class I shares have lower expenses. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.

Emerging Markets Series
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 03/31/12): 14.43%
Lowest (quarter ended 9/30/15): (18.02)%
Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception on 11/16/11
Class S Shares
Return Before Taxes	3.31%	1.74%	1.40%
Return After Taxes on Distributions	3.38%	0.56%	0.25%
Return After Taxes on Distributions and Sale of Series Shares	2.02%	1.35%	1.09%
Class I Shares
Return Before Taxes	3.67%	1.89%	1.55%
Index: (reflects no deduction for fees, expenses, or taxes)
MSCI Emerging Markets Index	11.19%	1.28%	0.35%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ management team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2011.
Brian Ecker
Senior Analyst, has managed the Series since 2015.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Class S shares of the Series is $2,000. This minimum is waived for certain qualified retirement plans and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The minimum initial investment for the Class I shares of the Series is $1,000,000. This minimum is waived for certain qualified retirement plans that are not discretionary investment clients of the Advisor or its affiliates as well as for discretionary investment accounts managed by the Advisor or its affiliates with Strategic Income investment objectives. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.
Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement.

Emerging Markets Series
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Emerging Markets Series
MNEMX Summ 05/01/2017